Third Quarter 2020 Earnings Supplement OCTOBER 28, 2020

FORWARD LOOKING STATEMENTS This document may contain forward-looking statements concerning: projections of revenues, expenses, income or loss, earnings or loss per share, capital expenditures, the payment or nonpayment of dividends, capital position, credit losses, net interest margin or other financial items; statements of plans, objectives and expectations of Central Pacific Financial Corp. or its management or Board of Directors, including those relating to business plans, use of capital resources, products or services and regulatory developments and regulatory actions; statements of future economic performance including anticipated performance results from our RISE2020 initiative; or any statements of the assumptions underlying or relating to any of the foregoing. Words such as "believes," "plans," "anticipates," "expects," "intends," "forecasts," "hopes," "targeting," "continue," "remain," "will," "should," "estimates," "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While we believe that our forward-looking statements and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could differ materially from those statements or projections for a variety of reasons, including, but not limited to: the adverse effects of the COVID-19 pandemic virus on local, national and international economies, including, but not limited to, the adverse impact on tourism and construction in the State of Hawaii, our borrowers, customers, third-party contractors, vendors and employees as well as the effects of government programs and initiatives in response to COVID-19; the impact of our participation in the Paycheck Protection Program (“PPP”) and fulfillment of government guarantees on our PPP loans; the increase in inventory or adverse conditions in the real estate market and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; our ability to successfully implement our RISE2020 initiative; the impact of local, national, and international economies and events (including natural disasters such as wildfires, volcanic eruptions, hurricanes, tsunamis, storms, earthquakes and pandemic virus and disease, including COVID-19) on the Company's business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including any destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), changes in capital standards, other regulatory reform and federal and state legislation, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau (the "CFPB"), government-sponsored enterprise reform, and any related rules and regulations which affect our business operations and competitiveness; the costs and effects of legal and regulatory developments, including legal proceedings or regulatory or other governmental inquiries and proceedings and the resolution thereof, the results of regulatory examinations or reviews and the effect of, and our ability to comply with, any regulatory orders or actions we are or may become subject to; ability to successfully implement our initiatives to lower our efficiency ratio; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System (the "FRB" or the "Federal Reserve"); inflation, interest rate, securities market and monetary fluctuations, including the anticipated replacement of the London Interbank Offered Rate ("LIBOR") Index and the impact on our loans and debt which are tied to that index; negative trends in our market capitalization and adverse changes in the price of the Company's common stock; political instability; acts of war or terrorism; pandemic virus and disease, including COVID-19; changes in consumer spending, borrowings and savings habits; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; cybersecurity and data privacy breaches and the consequence therefrom; the ability to address deficiencies in our internal controls over financial reporting or disclosure controls and procedures; technological changes and developments; changes in the competitive environment among financial holding companies and other financial service providers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board ("FASB") and other accounting standard setters and the cost and resources required to implement such changes; our ability to attract and retain key personnel; changes in our organization, compensation and benefit plans; and our success at managing the risks involved in the foregoing items. For further information with respect to factors that could cause actual results to materially differ from the expectations or projections stated in the forward-looking statements, please see the Company's publicly available Securities and Exchange Commission filings, including the Company's Form 10-K for the last fiscal year and, in particular, the discussion of "Risk Factors" set forth therein. We urge investors to consider all of these factors carefully in evaluating the forward-looking statements contained in this Form 8-K. Forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made, or to reflect the occurrence of unanticipated events except as required by law. 2 2

THIRD QUARTER 2020 HIGHLIGHTS • Quarterly results continue to be Net Income $6.9 Million impacted by provision for credit loss expense due to COVID-19 Diluted EPS $0.24 • Pre-tax, Pre-provision earnings remained strong Pre-Tax, $23.7 Million • Mortgage banking business Pre-Provision continues to outperform Earnings • Solid liquidity and capital; balance sheet well positioned Loan Growth +$27 Million +0.5% • Committed to supporting our Normalized employees, customers and Net Interest 3.26% community Margin* 3 3 * Normalized for PPP impact to NII, refer to slide 26 for additional details.

STRONG CREDIT METRICS Classified Assets Allowance for Credit Losses (ACL) 15.00% $100 1.90% $100 13.00% $80 1.70% $80 11.00% $60 1.50% $60 9.00% Incurred Loss Method $40 1.30% $40 7.00% 5.00% $20 1.10% $20 3.00% $0 0.90% $0 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20* 3Q20* Classified Assets + OREO (right) ACL in $ Millions (right) ACL/Total Loans (left) Peer Average (left) Classified Assets + OREO/Tier 1 Capital + ACL (left) Peer Average (left) * Excludes the PPP loan portfolio from total loans. Non Performing Loans Net Charge-Offs 5.00% $100 0.50% $100 4.00% $80 0.40% $80 3.00% $60 0.30% $60 2.00% $40 0.20% $40 1.00% $20 0.10% $20 0.00% $0 0.00% $0 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 NPLs in $ Millions (right) NPL /Total Loans (left) Net Charge-offs in $ Millions (right) NCO/Avg Loans (left) Peer Average (left) 4 Peer Average (left) 4 * Peer Average includes banks $3-7B in assets. Source S&P Global.

RISE2020
THE CPB.BANK INNOVATION PROJECT

- Launched cpb.bank website in November 2019
- Launched new online and mobile banking platforms in August 2020
- Full ATM network upgrade nearly complete with ~90% of new ATMs installed

- Committed to best-in-class small business and cash management products, with new platform fully rolled out in July 2020
- Enhanced sales management with enterprise-wide tools and CRM system



DIGITAL BANKING
REVENUE ENHANCEMENTS
BRANCH TRANSFORMATION
OPERATIONAL EXCELLENCE

- CPB Concept Branch for innovation and testing open since March 2020
- Revitalization project of Plaza Headquarters is 70% complete, and will open in January 2021
- New headquarters will include co-working areas and community meeting space

- Outsourced residential mortgage loan servicing in August 2019
- End-to-end commercial loan origination system implemented in October 2019
- Other initiatives leveraging technology to enhance operational efficiency ongoing

CENTRAL PACIFIC FINANCIAL CORP

5

COVID-19 IMPACT ON CUSTOMER BEHAVIOR . COVID-19 accelerated the migration to digital banking . Strong momentum and ideal timing for the RISE2020 digital banking strategy new product launch which occurred in August 2020 6 6

NEWLY UPGRADED ONLINE/MOBILE PLATFORMS & ATMS . New online/mobile platform publicly launched late August 2020. New mobile app rating 4.8 & 4.5 out of 5 stars* on Apple and Android respectively . Complete personal financial management (PFM) all in one-site, with account aggregation, budgeting, and goal setting tools . Open API to leverage other apps; currently Zelle with other app partners on the roadmap . Entire ATM network being replaced with new full- function ATMs. Currently ~90% complete with new ATM installation . New ATMs have a vibrant backlit surround, touch screen and envelope-less deposit . Same day credit on ATM deposits up to 8:00 pm, which is 2 hours later than any major Hawaii competitor 7 7 * Mobile app rating as of October 7, 2020

BRANCH CONSOLIDATION INITIATIVE • 35 active branches prior to the pandemic, with 27 on the island of Oahu (pictured) • 13 temporarily closed in April 2020; 6 have since re-opened • 3 branches identified in red were consolidated into neighboring branches and digital channels in 3Q 2020; 4th branch in red will be consolidated in the 4Q 2020 8 8

RESILIENT HAWAII MARKET

STRENGTHS AND RECOVERY FACTORS

- Re-opened tourism on October 15 for trans-Pacific travelers with a negative COVID-19 test
- While tourism drives ~20% of GDP, government/defense and real estate makes up another ~45% of GDP
- Construction and development in Hawaii continues through the pandemic; including residential high-rise condominiums, airport improvements, military development, and the Oahu rail project
- Housing prices remained strong through past downturns and has held up during the COVID-19 pandemic thus far


State of Hawaii
Real Gross State Product (GSP) 2019
Tourism Related, 23%
RE/Construction, 26%
Gov't/Military, 20%
Healthcare, 7%
Other*, 24%


Oahu Single Family Home Median Sales Price
($ in Thousands)
$880K
$900
$850
$800
$750
$700
$650
$600
$550
$500
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20

* Other primarily includes finance, education, professional & administrative services.

CENTRAL PACIFIC FINANCIAL CORP

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SOLID CAPITAL & LIQUIDITY POSITION Regulatory Capital Ratios STRONG CAPITAL As of September 30, 2020 . $170 million capital cushion to the 16.0% well-capitalized Total RBC minimum of 13.9% Total 10% at 9/30/20 RBC 14.0% 1.1% . 3Q2020 PTPP earnings of $23.7 12.0% 1.2% million Tier 2 10.0% . $55 million subordinated note offering Tier 1 completed in October 2020, provides CET1 8.0% additional Tier 2 capital and anticipated to increase CPF Total RBC 6.0% 11.6% by ~120 bps 9.6% 8.9% 4.0% AMPLE LIQUIDITY 2.0% . At 9/30/20, over $1.9 billion in available alternative sources of 0.0% liquidity, including $1.3 billion in Risk-based Tier 1 Leverage TCE Capital Excl PPP* Excl PPP* FHLB/FRB lines and $0.6 billion in unpledged investment securities 10 10 * Excludes the PPP impact to the assets denominator, refer to slide 26 for more details.

TOTAL LOAN PORTFOLIO Total Loan Portfolio of $5,031MM Outstanding Balance as of 9/30/20 $ in Millions Commercial Consumer & Industrial Loan Portfolio Highlights $500 / 10% $528 / 10% Paycheck Protection • Conservative and Program Diversified Loan Portfolio CRE – Investor $529 / 11% $909 / 18% – 46% Commercial Construction – 54% Consumer $118 / 2% • Predominantly Hawaii Focused – 89% Hawaii CRE – Owner Occupied – 11% Mainland/Guam $232 / 5% • 77% Real Estate Secured (excluding PPP loan balances from total loan portfolio balance) Home Equity $534 / 11% Residential $1,680 / 33% Note: Totals may not sum due to rounding. 11 11

COMMERCIAL & INDUSTRIAL – INDUSTRY COMPOSITION Outstanding Balance as of 9/30/20 $ in Millions Healthcare Loan Portfolio Details $94 / 18% • Many borrowers are essential Other businesses Industries $162 / 30% • Well established, locally owned and operated by strong management Borrowers have good liquidity with Transportation • $528MM & Warehousing access to capital $67 / 13% 10% • Long term relationships averaging 12 years • Granular with average outstanding loan amount of $151,000 Wholesale Trade $23 / 4% Foodservice • Criticized loan exposure of 1.6%; $51 / 10% majority COVID-19 related Manufacturing • Total undrawn commitments of $40 / 8% $364MM Retail Trade Real Estate and $43 / 8% Rental & Leasing $48 / 9% Other Industries include: Other Services; Professional, Scientific and Technical; Construction; Utilities; Accommodation; Information; Finance and Insurance; Educational Services 12 12

PAYCHECK PROTECTION PROGRAM [PPP] Outstanding Balance as of 9/30/20 $ in Millions Other Industries Foodservice $75 / 14% $77 / 14% Transportation Loan Portfolio Details & Warehousing • Over 7,000 loans made $24 / 5% • Granular with average Wholesale Trade outstanding loan amount of $25 / 5% Healthcare $77,000 $75 / 14% $529MM • 66% to existing customers Manufacturing $26 / 5% 11% • 34% to new customers • SBA Forgiveness process Real Estate and commenced in October Rental & Leasing $28 / 5% Construction Retail Trade $72 / 14% $34 / 6% Administrative and Waste Management Professional, Scientific $34 / 7% and Technical Services $59 / 11% Other Industries include: Other Services; Educational Services; Information; Finance and Insurance 13 13

COMMERCIAL REAL ESTATE – PROPERTY TYPE COMPOSITION Outstanding Balance as of 9/30/20 $ in Millions Other Loan Portfolio Details $26 / 11% • Strong borrowers that operate out of their own properties Restaurant $11 / 5% • Well-collateralized with WA LTV of 65% Industrial $112 / 48% • 94% secured in Hawaii and 6% in Mainland Retail − HI WA LTV 66% $27 / 12% Owner Occupied − ML WA LTV 55% $232MM • Long term relationships averaging 5% 15 years • Average outstanding loan amount of $1.2MM • Criticized loan exposure of 0.7%; majority COVID-19 related Commercial & Industrial $56 / 24% 1Based on LTV at origination. 14 14

COMMERCIAL REAL ESTATE – PROPERTY TYPE COMPOSITION Outstanding Balance as of 9/30/20 $ in Millions Self Storage $24 / 3% Other Loan Portfolio Details Restaurant $26 / 3% $27 / 3% • Seasoned real estate investors Hotel $48 / 5% • Well-collateralized with WA LTV of 59% Multi-Family $310 / 34% • 77% secured in Hawaii and 23% in Commercial Mainland/Guam & Office $99 / 11% − HI WA LTV 61% − ML/Guam WA LTV 55% Investor • Long term relationships averaging $909MM 12 years 18% • Average outstanding loan amount of $2.5MM Industrial • Criticized loan exposure of 1.4%; $148 / 16% majority is COVID-19 related 1Based on LTV at origination. Retail & Shopping Center $227 / 25% 15 15

HIGH RISK INDUSTRIES Outstanding Balance as of 9/30/20 $ in Millions Payment % of Total Deferral Criticized Outstanding Loan Total as % of as % of Balance Portfolio Payment Total Loans Total Total Loans Industry (Excl. PPP) (Excl. PPP) Deferral (Excl. PPP) Criticized (Excl. PPP) C&I CRE PPP Foodservice $ 64 1.4% $ 46 1.0% $ 44 1.0% $ 51 $ 13 $ 77 Manufacturing 63 1.4% 1 0.0% 6 0.1% 40 22 26 Retail Trade 63 1.4% 2 0.0% 13 0.3% 43 20 34 Accommodation 59 1.3% 17 0.4% 18 0.4% 10 49 5 Total $ 248 5.5% $ 66 1.5% $ 81 1.8% $ 144 $ 104 $ 141 Loan Portfolio Details • Well established, locally owned and operated by strong management • Borrowers have access to capital with good liquidity • Long term relationships averaging 12 years • Granular with average outstanding loan amount of $263,000 • Criticized loan exposure of 1.8%; majority COVID-19 related • Total undrawn commitments of $88MM Note: Totals may not sum due to rounding. 16 16

RESIDENTIAL MORTGAGE Outstanding Balance as of 9/30/20 $ in Millions Investor & Second Home $311 / 19% Loan Portfolio Details • 100% in Hawaii; 89% on Oahu • 83% of loan balance are loans <$1.0MM • Average outstanding loan amount of $438,000 • WA LTV 62%1 $1,680MM • WA FICO 773 33% • Criticized loan exposure of 0.1% 1Based on LTV at origination. Owner Occupied $1,369 / 81% 17 17

HOME EQUITY Outstanding Balance as of 9/30/20 $ in Millions Investor & Second Home $68 / 13% Loan Portfolio Details • 100% in Hawaii; 85% on Oahu • 50% of loan balance are lines/loans <$250 thousand • Average outstanding loan amount of $139,000 • 55% are 1st mortgages • 19% are 2nd mortgages behind $534MM CPB 1st mortgage 11% • WA CLTV 63%1 • WA FICO 757 • Total undrawn commitments of $546MM 1Based on LTV at origination. Owner Occupied $466 / 87% 18 18

CONSUMER Outstanding Balance as of 9/30/20 $ in Millions Total Consumer Loan Portfolio Details • Total Consumer Auto Personal $264 / 53% $236 / 47% − HI WA FICO 697 − ML WA FICO 7581 $500MM 10% • Auto − HI WA FICO 675 − ML WA FICO 7501 • Personal Auto Personal − HI WA FICO 707 Mainland 1 $55 / 21% − ML WA FICO 763 Mainland Private Banking $103 / 44% $55 / 23% • Total undrawn commitments of $111MM $264MM $236MM 5% 5% 1Based on origination score. Hawaii Hawaii $209 / 79% $78 / 33% 19 19

LOAN PAYMENT DEFERRALS CONTINUE TO DECLINE

$ Millions As of Sept. 30, 2020	On 1st Deferral		On 2nd Deferral		On 3rd Deferral		Total Active Deferrals		% of Asset Class[1]	Total back on Payment		Re-Deferral Rate[2]
	$	Count	$	Count	$	Count	$	Count		$	Count	
RESIDENTIAL MORTGAGE	29.1	72	74.0	144	-	-	103.1	216	5%	104.2	234	36%
COML MTG/CONSTRUCTION	46.2	18	23.2	7	-	-	69.4	25	6%	145.6	78	11%
COML & INDUSTRIAL (C&I)	12.6	39	51.5	314	0.3	10	64.4	363	12%	60.8	326	41%
CONSUMER	7.5	488	44.2	2,621	2.2	100	53.9	3,209	11%	20.0	1,234	63%
TOTAL	95.4	617	192.9	3,086	2.5	110	290.8	3,813	6%	330.6	1,872	31%



Historical Trend of Total Loan Deferrals
In $ Millions
$700
$600
$500
$400
$300
$200
$100
$-
3/31/2020
4/30/2020
5/31/2020
6/30/2020
7/31/2020
8/31/2020
9/30/2020

- Loan deferrals continue to decline with 6% of the overall portfolio on deferral as of 9/30/20
- Consumer and small business loans (reported in C&I) were automatically granted a 2nd deferral to support clients in need
- 3-month payment deferrals were predominately granted for all loan types, whereas other peer banks granted 6-month residential mortgage deferrals
- $60 million of the total active deferrals are principal-only, the borrowers continue to pay interest
- Of the Coml Mortgage/Construction and C&I loans on deferral, approximately 25% are expected to resume payment in 4Q 2020

1. Excludes PPP loans
2. Calculated as total balance on 2nd and 3rd deferral divided by the sum of total balance of active deferrals and total balance back on payment.

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CENTRAL PACIFIC FINANCIAL CORP

LOAN PAYMENT DEFERRALS – PORTFOLIO & INDUSTRY Outstanding Balance as of 9/30/20 $ in Millions Deferrals By Loan Portfolio CRE and C&I Deferrals By Industry Other Services Healthcare $3 / 2% $4 / 3% Real Estate and Consumer Other Industries Rental & Leasing $54 / 19% $8 / 5% Residential $47 / 35% $103 / 35% Information $8 / 8% $291MM Accommodation $133MM 6% $17 / 13% 3% Commercial & Industrial $64 / 22% Commercial Foodservice Real Estate $69 / 24% $46 / 34% Other Industries include: Retail Trade; Manufacturing; Transportation & Warehousing; 21 21 Note: Totals may not sum due to rounding. Administrative & Support; Professional, Scientific and Technical Services; Wholesale Trade

LOANS RATED SPECIAL MENTION Outstanding Balance as of 9/30/20 $ in Millions Loan Portfolio Highlights Utilities Construction $149MM Special Mention Loans; $3 / 2% $5 / 4% 3.3% of Total Loan Portfolio (excl PPP) Other Industries $12 / 8% Credit Risk Management Approach Real Estate and • Ongoing monitoring of all risk rated Rental & Leasing loans and frequent high-touch of Retail Trade $55 / 37% majority borrowers $13 / 8% • Assessment for risk rating migration based on:  Near term business strategy and $149MM outlook Accommodation 3%  Management strength and actions $18 / 12% taken  Financial position including cash burn, cash liquidity, and access to capital  Payment deferral; federal and state support Note Foodservice Other Industries include: Other Services; $43 / 29% Healthcare; Transportation & Warehousing; Professional, Scientific and Technical; Finance and Insurance; Educational Services 22 22

LOANS RATED CLASSIFIED Outstanding Balance as of 9/30/20 $ in Millions Residential/HELOC $5 / 11% Loan Portfolio Highlights $48MM Classified Loans; Foodservice 1.1% of Total Loan Portfolio (excl PPP) $2 / 3% • Real Estate and Rental & Leasing Other Industries Real Estate and $2 / 5% Rental & Leasing exposure totals 4 CRE-Investor $32 / 66% borrowers; well-collateralized with WA LTV of 62% Healthcare $3 / 6% • Manufacturing exposure totals 3 C&I borrowers $48MM • Foodservice exposure totals 6 C&I 1% borrowers Manufacturing • Residential exposure totals 20 $4 / 9% borrowers and HELOC totals 4 borrowers Note Excludes Substandard Loans Held For Sale (LHFS) totaling $6.6MM Other Industries include: Other Services; Professional, Scientific and Technical; Construction; Utilities; Retail Trade; Wholesale Trade 23 23

APPENDIX 24 24

CORPORATE PROFILE Founded in 1954 by Japanese- American MARKET INFORMATION veterans of World War II NYSE TICKER CPF Over 65 years later, Central Assets $6.6B Pacific continues to work for our customers, shareholders, Market Cap $382 Mil employees and the community Share Price $13.57 Dividend Yield 6.8% HAWAII FRANCHISE • 31 Central Pacific Bank (CPB) Branches in the State of Hawaii only, after the consolidation of 4 branches in 2020 • 4th largest financial institution in Hawaii 25 25 Note: Market information as of September 30, 2020.

Non-GAAP Financial Measures- Excluding PPP Sept. 30, Sept. 30, 2020 PPP 2020 Actual Exclusions1 Adjusted Net Interest Income2 $ 49.3 $ (3.4) $ 45.9 Total Interest-Earnings Assets $ 6,160.4 $ (544.7) $ 5,615.7 Net Interest Margin3 3.19% 3.26% Tangible Common Equity4 $ 543.9 $ 543.9 Total Assets $ 6,648.1 $ (528.6) $ 6,119.5 Tangible Common Equity Ratio 8.18% 8.89% Tier 1 Capital $ 573.6 $ 573.6 Average Assets for Lev. Ratio $ 6,543.0 $ (544.7) $ 5,998.3 Leverage Capital Ratio 8.77% 9.56% 1. Net interest income excludes PPP interest income less an assumed funding cost of 0.25% and PPP net loan fee income; Total Interest- Earning Assets excludes average PPP loan balances during the quarter-ended 9/30/20; Total Assets excludes PPP loan balance at 9/30/20; Average Assets excludes average PPP loan balances during the quarter ended 9/30/20. 2. Net interest income shown on a taxable equivalent basis. 3. Net interest margin calculation based on the day count interest accrual conventions at the interest-earning asset or interest-bearing liability level (i.e. 30/360, actual/actual) 26 26 4. Tangible Common Equity is equivalent to total shareholders’ equity as there are no intangibles.